Exhibit 10.17

Execution Version

SUBSCRIPTION AGREEMENT

November 22, 2022

Americas Technology Acquisition Corp.

16400 Dallas Pkwy #305

Dallas, TX 75248

Ladies and Gentlemen:

This Subscription Agreement (this “Subscription Agreement”) is being entered into as of the date set forth above by and between Americas Technology Acquisition Corp., a Cayman Islands exempted company (together with any successor thereto, the “Purchaser”), Americas Technology Acquisition Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Purchaser (“Pubco” and together with Purchaser, the “Purchaser Parties”), and the undersigned Investor (the “Investor”), in connection with the proposed business combination (the “Transaction”) between Pubco and Rally Communitas Corp., a Delaware corporation (the “Target”) pursuant to that certain Agreement and Plan of Merger, dated as of June 1, 2022, by and among Pubco, Purchaser, the Target, and the other parties signatory thereto (as amended as of July 26, 2022, November 8, 2022 and November 16, 2022, and as may be further amended or supplemented from time to time in accordance with the terms thereof, the “Transaction Agreement”). In connection with the Transaction, Pubco is seeking commitments from interested investors to purchase, contingent upon, and substantially concurrently with the closing of the Transaction (the “Transaction Closing”), shares of Pubco common stock, par value $0.0001 per share (the “Common Shares”), for a purchase price of $10.00 per Common Share in a private placement to be conducted by Pubco (the “Offering”).The aggregate purchase price to be paid by the Investor for the Common Shares (in such number as set forth on the signature page hereto) is referred to herein as the “Subscription Amount.”

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the parties hereto acknowledges and agrees as follows:

1.             Subscription. As of the date written above, the Investor hereby irrevocably subscribes for and agrees to purchase from Pubco the number of shares of Common Stock (the “Purchased Shares”) set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein. The Investor acknowledges and agrees that Pubco reserves the right to accept or reject the Investor’s subscription for the Purchased Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance, and the same shall be deemed to be accepted by Pubco only when this Subscription Agreement is signed by a duly authorized person by or on behalf of Pubco; Pubco may do so in counterpart form. Pubco shall notify the Investor in writing at least two (2) business days in advance of the Closing if Pubco elects to reduce the number of Purchased Shares to be issued and sold to the Investor hereunder.

2.             Closing. The closing of the sale of the Purchased Shares contemplated hereby (the “Closing,” to occur on the “Closing Date”) is contingent upon the substantially concurrent consummation of the Transaction Closing. The Closing shall occur on the date of, and immediately prior to the Transaction Closing. Pubco shall provide written notice (which may be via email) to the Investor (the “Closing Notice”), which Closing Notice shall contain wire instructions for an escrow account (the “Escrow Account”) established by Pubco with a third party escrow agent (the “Escrow Agent”), to be identified in the Closing Notice, that Pubco reasonably expects the Transaction Closing to occur on a date specified in the notice (the “Scheduled Closing Date”) that is not less than three (3) business days from the date of the Closing Notice and the Investor shall deliver, at least two (2) business days prior to the Scheduled Closing Date, (i) to the Escrow Account, the Subscription Amount by wire transfer of United States dollars in immediately available funds and (ii) to the Escrow Agent, any information that is reasonably requested by Pubco or the Escrow Agent in order for Pubco to issue the Purchased Shares to the Investor, including, without limitation, a duly executed Internal Revenue Service Form W-9 or W-8, as applicable. The wire transfer shall identify the Investor and, unless otherwise agreed by Pubco, the funds shall be wired from an account in the Investor’s name. Upon the Closing, Pubco shall provide instructions to the Escrow Agent to release the funds in the Escrow Account to Pubco against delivery to the Investor of the Purchased Shares. On the Closing Date, promptly after the Closing, Pubco shall deliver (or cause delivery of) the number of Purchased Shares set forth on the signature page to this Subscription Agreement in book entry form with restrictive legends to the Investor as indicated on the signature page or to a custodian designated by the Investor, as applicable, as indicated below; provided, however, that Pubco’s obligation to issue the Purchased Shares to the Investor is contingent upon Pubco having received the Subscription Amount in full accordance with this Section 2. If this Subscription Agreement is terminated prior to the Closing and any funds have already been sent by the Investor to the Escrow Account, then, promptly after such termination, Pubco will instruct the Escrow Agent to promptly return the Subscription Amount in full to the Investor to the account specified in writing by the Investor. For purposes of this Subscription Agreement, (x) “business day” shall mean a day other than a Saturday, Sunday or legal holiday on which commercial banking institutions in New York, New York are authorized or required by law to close (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Subscription Agreement to an affiliate of any Purchaser Party will include the Purchaser’s sponsor, ATAC Limited Partnership.

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3.             Closing Conditions.

a.             In addition to the conditions to Closing set forth in Section 2, the obligation of the parties hereto to consummate the Closing is subject to the satisfaction or valid waiver by each party of the conditions that, on the Closing Date:

(i)            no suspension of the qualification of the Purchased Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii)           no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and

(iii)          all material conditions precedent to the Transaction Closing under the Transaction Agreement shall have been satisfied (as determined by the parties to the Transaction Agreement) or waived, other than those conditions under the Transaction Agreement which, by their nature, are to be satisfied at the Transaction Closing).

b.             The obligation of the Purchaser Parties to consummate the Closing is also subject to the satisfaction or waiver by the Purchaser Parties of the conditions that: (i) all representations and warranties of the Investor contained in this Subscription Agreement are true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true in all respects) as of such date), and consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations and warranties of the Investor contained in this Subscription Agreement as of the Closing Date and (ii) all obligations, covenants and agreements of the Investor required by this Subscription Agreement to be performed by it at or prior to the Closing Date shall have been performed in all material respects.

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c.             The obligation of the Investor to consummate the Closing is also subject to the satisfaction or waiver by the Investor of the conditions that (i) all representations and warranties of the Purchaser Parties contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true in all respects) as of such date), and consummation of the Closing shall constitute a reaffirmation by the Purchaser Parties of each of the representations and warranties of the Purchaser Parties contained in this Subscription Agreement as of the Closing Date and (ii) all obligations, covenants and agreements of the Purchaser Parties required by this Subscription Agreement to be performed by it at or prior to the Closing Date shall have been performed in all material respects.

4.            Further Assurances. At or prior to the Closing Date, the parties hereto shall execute and deliver or cause to be executed and delivered such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Offering as contemplated by this Subscription Agreement.

5.            Purchaser Parties Representations and Warranties. The Purchaser Parties represent and warrant to the Investor that:

a.             (a)     As of the date hereof, Pubco is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Immediately prior to the Transaction Closing under the Transaction Agreement, the Purchaser will be validly existing and in good standing under the laws of the State of Delaware. Each Purchaser Party has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b.             The Purchased Shares have been duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Subscription Agreement, the Purchased Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Pubco’s organizational documents or applicable law.

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c.             This Subscription Agreement has been duly authorized, executed and delivered by each Purchaser Party and is enforceable against such Purchaser Party in accordance with its terms, except as may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and principles of equity, whether considered at law or equity.

d.             The issuance and sale of the Purchased Shares and the compliance by the Purchaser Parties with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will be done in accordance with the rules of The New York Stock Exchange (the “NYSE”) and will not (i) result in a material breach or material violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Purchaser Parties or any of their respective subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Purchaser Parties or any of their respective subsidiaries is a party or by which the Purchaser Parties or any of their respective subsidiaries is bound or to which any of the property or assets of the Purchaser Parties is subject that would have a material adverse effect on the business, financial condition or results of operations of the Purchaser Parties and their respective subsidiaries, taken as a whole (a “Material Adverse Effect”) or materially affect the validity of the Securities or the legal authority of the Purchaser Parties to comply in all material respects with the terms of this Subscription Agreement; (ii) any material violation of the provisions of the organizational documents of the Purchaser Parties; or (iii) any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Purchaser Parties or any of their respective properties that would have a Material Adverse Effect or materially affect the validity of the Purchased Shares or the legal authority of the Purchaser Parties to comply in all material respects with their respective obligations under this Subscription Agreement.

e.              Except for or in respect of any changes (including any restatements of reports or of financial statements contained therein) to the Purchaser’s historical accounting of the Purchaser’s warrants as equity rather than as liabilities (“Warrant Accounting Treatment Changes”) as a result of the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies that was issued by the Securities and Exchange Commission (the “SEC”) on April 12, 2021, and related guidance by the SEC (the “SEC April Warrant Statement”), and except for any delays in the filing of the periodic reports as they come due, as of their respective dates, all reports (the “SEC Reports”) required to be filed by the Purchaser with the SEC  complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

f.              No Purchaser Party has entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which the Investor could become liable. No Purchaser Party is aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Purchased Shares in the Offering.

g.             No Purchaser Party is, and immediately after receipt of payment for the Purchased Shares, will not be, an “investment company” within the meaning of the Investment Pubco Act of 1940, as amended.

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h.             Assuming the accuracy of the Investor’s representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer, sale and delivery of the Purchased Shares in the manner contemplated by this Subscription Agreement is required. The Purchased Shares (i) were not offered by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act, and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

i.             As of the date of this Agreement, (A) 7,137,658 ordinary shares of the Purchaser are issued and outstanding, (B) 5,750,000 redeemable public warrants to purchase ordinary shares are issued and outstanding and (C) 5,450,000 private placement warrants to purchase ordinary shares of the Purchaser are issued and outstanding and (D) no preference shares are issued and outstanding. As of the date of this Agreement, 1,000 Common Shares are issued and outstanding and no preferred shares of Pubco have been issued. All issued and outstanding Common Shares of Pubco are and will be duly authorized and validly issued, are fully paid and are non-assessable. None of the Common Shares were issued in violation of any applicable securities laws. Except as set forth above in this Subscription Agreement, the Transaction Agreement and the other agreements and arrangements referred to herein or therein or in the SEC Reports, as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from any Purchaser Party any ordinary shares, Common Shares or other equity interests in any Purchaser Party, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, there are no shareholder agreements, voting trusts or other agreements or understandings to which any Purchaser Party is a party or by which it is bound relating to the voting of any securities of any Purchaser Party other than as set forth in the SEC Reports and as contemplated by the Transaction Agreement. As of the date hereof, no Purchaser Party has any direct or indirect subsidiaries other than each other.

j.             As of the date hereof, the Purchaser’s issued and outstanding ordinary shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE under the symbol “ATA”. Except as disclosed in the Purchaser’s SEC Reports, as of the date hereof, there is no suit, action, proceeding or investigation pending or, to the knowledge of the Purchaser Parties, threatened against the Purchaser Parties by the NYSE or the SEC, respectively, to prohibit or terminate the listing of such shares on the NYSE, or to deregister any Purchaser Party’s securities under the Exchange Act. Other than as contemplated by the Transaction, the Purchaser Parties have taken no action that is intended to, or would reasonably be expected to result in, termination of the registration of any securities under the Exchange Act.

6.             Investor Representations and Warranties. The Investor represents and warrants to the Purchaser Parties that:

a.             The Investor is either a U.S. investor or non-U.S. investor as set forth under its name on the signature page hereto, and accordingly represents the applicable additional matters under clause (i) or (ii) below:

(i)             Applicable to U.S. investors: At the time the Investor was offered the Purchased Shares, it was as of the date hereof, and the Investor is and as of the Closing Date the Investor will be (i) a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act), an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) as indicated in the questionnaire attached hereto as Exhibit A and (ii) is acquiring the Purchased Shares only for its own account and (iii) not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Investor is not an entity formed for the specific purpose of acquiring the Purchased Shares.

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(ii)             Applicable to non-U.S. investors: The Investor understands that the sale of the Purchased Shares is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”). The Investor is not a U.S. Person (as defined in Regulation S), it is acquiring the Purchased Shares in an offshore transaction in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Purchased Shares hereunder outside of the United States. The Investor is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations contained in this Subscription Agreement. The Investor understands and agrees that Purchased Shares sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein.

b.             The Investor acknowledges and agrees that the Purchased Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Purchased Shares have not been registered under the Securities Act. The Investor acknowledges and agrees that the Securities may not be offered, resold, transferred, pledged (except in ordinary course prime brokerage relationships to the extent permitted by applicable law), mortgaged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to the Purchaser Parties or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of clauses (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates (if any) or any book-entry shares representing the Purchased Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Purchased Shares, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge, mortgaged or otherwise dispose of the Securities and may be required to bear the financial risk of an investment in the Purchased Shares for an indefinite period of time. The Investor acknowledges and agrees that the Purchased Shares will not be immediately eligible for offer, resale, transfer, pledge, mortgage or disposition pursuant to Rule 144 promulgated under the Securities Act. The Investor acknowledges and agrees that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge, mortgage or disposition of any of the Purchased Shares. The Investor has conducted its own investigation of the Purchaser Parties, the Target and the Purchased Shares and the Investor has made its own assessment and have satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Purchased Shares.

c.             The understands that each book-entry for the Purchased Shares shall contain a notation, and each certificate (if any) evidencing the Purchased Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

d.             The Investor acknowledges and agrees that the Investor is purchasing the Purchased Shares directly from Pubco. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of the Purchaser Parties, the Target or any of their respective affiliates or any control persons, shareholders, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Purchaser Parties expressly set forth in this Subscription Agreement.

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e.             The Investor’s acquisition and holding of the Purchased Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

f.             The Investor acknowledges and agrees that the Investor has (i) received, reviewed and understood the Disclosure Documents (defined below) made available to the Investor in connection with the Transaction and (ii) conducted and completed its own independent due diligence with respect to the Transaction. Based on such information as the Investor deems appropriate and necessary in order to make an investment decision with respect to the Securities, including, without limitation, with respect to the Purchaser Parties, the Transaction and the business of the Target and its subsidiaries, the Investor has relied solely upon independent investigation made by the Investor and the representations and warranties of the Purchaser Parties expressly set forth in Section 5 hereof to decide to enter into the transactions contemplated hereby. Without limiting the generality of the foregoing, the Investor acknowledges that he, she or it has carefully reviewed the following items (collectively, the “Disclosure Documents”): (i) the final prospectus of the Purchaser, dated as of December 14, 2020 and filed with the SEC (File No. 333-250841) on December 16, 2020 (the “Prospectus”), (ii) each of the other SEC Reports, from the date of the Prospectus through the date of this Agreement, (iii) the Transaction Agreement and (iv) the investor presentation by the Purchaser and the Target attached as an exhibit to the Purchaser’s Form 8-K filed with the SEC on June 1, 2022 (File No. 001-39807) (the “Investor Presentation”), a copy of which will be furnished by Pubco to the SEC. The Investor acknowledges the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall not apply following the Transaction Closing. Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Purchased Shares. The Investor further acknowledges that the information contained in the Disclosure Documents is subject to change, and that any changes to the information contained in the Disclosure Documents, including any changes based on updated information or changes in terms of the Transaction, shall in no way affect the Investor’s obligation to purchase the Purchased Shares hereunder, except as otherwise provided herein, and that, in purchasing the Purchased Shares, the Investor is not relying upon any projections contained in the Investor Presentation. The Investor acknowledges and agrees that the Purchaser continues to review the SEC April Warrant Statement and its implications, including on the financial statements and other information included in its filings with the SEC, and any restatement, revision or other modification of such filings relating to or arising from such review, any subsequent related agreements or other guidance from the SEC staff shall be deemed not material for purposes of this Subscription Agreement. Except for the representations, warranties and agreements of the Purchaser Parties expressly set forth in this Subscription Agreement, the Investor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Transaction, the Purchased Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Purchaser Parties and the Target, including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

g.             The Investor became aware of this Offering of the Purchased Shares solely by means of direct contact between the Investor and the Purchaser Parties or a representative of the Purchaser Parties, and the Purchased Shares were offered to the Investor solely by direct contact between the Investor and the Purchaser Parties or a representative of the Purchaser Parties. The Investor did not become aware of this Offering of the Purchased Shares, nor were the Purchased Shares offered to the Investor, by any other means. The Investor acknowledges that the Purchased Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Investor has a substantive pre-existing relationship with the Purchaser Parties, the Target or their respective affiliates for this Offering of the Purchased Shares. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person (including, without limitation, the Purchaser Parties, the Target or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties of the Purchaser Parties contained in Section 5 of this Subscription Agreement, in making its decision to subscribe in the Offering. Neither the Investor, nor any of its directors, officers, employees, agents, members or partners has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the Offering.

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h.             The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Purchased Shares, including those set forth in the Disclosure Documents and in the SEC Reports. The Investor is (i) an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluation its participation in the purchase of the Purchased Shares. The Investor understands and acknowledges that the purchase and sale of the Purchased Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b). The Investor has determined based on its own independent review, and has sought such professional advice as it deems appropriate, that its purchase of the Purchased Shares and participation in the Transaction (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to the Investor, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which the Investor is bound and (v) are a fit, proper and suitable investment for the Investor, notwithstanding the substantial risks inherent in investing in or holding the Purchased Shares. The Investor is able to bear the substantial risks associated with its purchase of the Purchased Shares, including but not limited to loss of its entire investment therein.

i.             The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision regarding its purchase of Purchased Shares and participation in the Offering and the Investor has made its own assessment and has satisfied itself concerning relevant tax and other economic considerations relative to its purchase of the Purchased Shares. The Investor acknowledges that Investor shall be responsible for any of the Investor’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that none of the Purchaser Parties, or the Target has provided any tax advice or any other representations or guarantee regarding the tax consequence of the transactions contemplated by this Subscription Agreement.

j.             Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Purchased Shares and determined that the Purchased Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in Pubco. The Investor acknowledges specifically that a possibility of total loss exists.

k.             The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of this Offering or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the SEC Reports.

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l.             The Investor, if not an individual, has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation. The Investor has the power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

m.             The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any law, statute, rule, order, subpoena, judgment, ruling or regulation of any court or other tribunal or the rules of any governmental commission or agency or regulatory or self-regulatory body, including the SEC or any applicable securities exchange, or any agreement or other undertaking to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual, the signatory has been duly authorized to execute the same and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

n.             Neither the due diligence investigation conducted by the Investor in connection with making its decision to acquire the Purchased Shares nor any representation and warranty made by the Investor hereunder shall modify, amend or affect the Investor’s right to rely on the truth, accuracy and completeness of the Purchaser Parties’ representations and warranties hereunder.

o.             The Investor is not (i) a person named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (each, a “Prohibited Investor”). The Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List. The Investor represents that to the extent required by applicable law, the Investor maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Purchased Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

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p.             Neither the Investor, nor, to the extent it has them, any of its equity holders, managers, general or limited partners, directors, affiliates or executive officers (collectively with the Investor, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Investor has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Purchased Shares by the Investor will not subject the Purchaser Parties to any Disqualification Event.

q.             The Investor acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Purchaser Parties.

r.             No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in Pubco as a result of the purchase and sale of the Purchased Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over Pubco from and after the Closing as a result of the purchase and sale of the Purchased Shares hereunder.

s.             The Investor has and, when required to deliver payment to the Escrow Agent pursuant to Section 2 above, will have, sufficient immediately available funds to pay the Subscription Amount and consummate the purchase and sale of the Purchased Shares pursuant to this Subscription Agreement.

t.             The Investor does not have, as of the date hereof, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of Purchaser or Pubco. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Subscription Agreement.

u.             The Investor is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of Purchaser or Pubco (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

v.             If the Investor is an employee benefit plan that is subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, The Investor represents and warrants that (i) no Purchaser Party, nor any of their respective affiliates has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Securities, and none of the Purchaser Parties or any of their respective affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Purchased Shares and (ii) the acquisition and holding of the Purchased Shares.

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7.             Registration Rights.

a.             Pubco agrees that, within sixty (60) days after the Transaction Closing, it will file with the SEC (at Pubco’s sole cost and expense) a registration statement registering the resale of the Common Shares (the “Registrable Securities”) (the “Registration Statement”), and shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. Pubco agrees to cause such Registration Statement, or another shelf registration statement that includes the Purchased Shares to be sold pursuant to this Subscription Agreement, to remain effective until the earliest of (i) the second anniversary of the Closing, (ii) the date on which the Investor ceases to hold any Purchased Shares covered by such Registration Statement, or (iii) on the first date on which the Investor is able to sell all of its Purchased Shares issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 promulgated under the Securities Act (“Rule 144”) without limitation as to the manner of sale or the amount of such securities that may be sold. Prior to the effective date of the Registration Statement, Pubco will use commercially reasonable efforts to qualify the Registrable Securities for listing on the applicable stock exchange. The Investor agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of the Registrable Securities to Pubco (or any successor thereto) upon request to assist Pubco in making the determination described above. Pubco’s obligations to include the Registrable Securities issued pursuant to this Subscription Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon the Investor furnishing in writing to Pubco such information regarding the Investor, the securities of Pubco held by the Investor and the intended method of disposition of such Registrable Securities as shall be reasonably requested by Pubco to effect the registration of such Registrable Securities, and execution of such documents in connection with such registration as Pubco may reasonably request that are customary of a selling stockholder in similar situations. If the SEC prevents Pubco from including any or all of the Registrable Securities proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of Pubco’s securities by the applicable shareholders or otherwise, (i) such Registration Statement shall register for resale such number of Pubco securities which is equal to the maximum number of Pubco securities as is permitted by the SEC and (ii) the number of Pubco securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. Pubco will provide a draft of the Registration Statement to the Investor for review reasonably in advance of filing the Registration Statement. In no event shall the Investor be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that the Investor be identified as a statutory underwriter in the Registration Statement, the Investor will have an opportunity to withdraw from the Registration Statement.

b.             Pubco may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after Pubco becomes eligible to use such Form S-3. Further, the Investor acknowledges and agrees that Pubco may delay filing or suspend the use of any such registration statement if it determines that in order for such registration statement not to contain a material misstatement or omission, an amendment thereto would be needed, if such filing or use could materially affect a bona fide business or financing transaction of the Purchaser Parties or in the event that filing such registration statement would require premature disclosure of information that could materially adversely affect the Purchaser Parties or would require premature disclosure of information that could materially adversely affect the Purchaser Parties (each such circumstance, a “Suspension Event”), provided, that the Purchaser shall use commercially reasonable efforts to make such Registration Statement available for the sale by the Investor of such securities as soon as practicable thereafter.

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c.             Upon receipt of any written notice from Pubco of the occurrence of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Investor agrees that it will (i) immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until the Investor receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from Pubco that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by applicable law. If so directed by Pubco, the Investor will deliver to Pubco or destroy all copies of the prospectus covering the Registrable Securities in the Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply to (i) the extent the Investor is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

d.             Indemnification. From and after the Closing,

(i)             Pubco agrees to indemnify and hold Investor, each person, if any, who controls Investor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each officer, employee, director, member, attorney, agent of Investor, and affiliate of Investor within the meaning of Rule 405 under the Securities Act, and each broker, placement agent or sales agent to or through which Investor effects or executes the resale of any Purchased Shares (collectively, the “Investor Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by the Investor Indemnified Parties to the extent that such Losses that are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Registrable Securities (including, in each case, the prospectus contained therein) or any amendment or supplement thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Pubco by Investor expressly for use therein. Notwithstanding the foregoing, in no event shall the liability of Pubco hereunder be greater in amount than the Subscription Amount and Pubco’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Pubco (which consent shall not be unreasonably withheld, delayed or conditioned).

(ii)             The Investor agrees to, severally and not jointly with any other selling shareholders using the applicable registration statement, indemnify and hold Pubco, and the officers, employees, directors, partners, members, attorneys and agents of Pubco, each person, if any, who controls Pubco within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of Pubco within the meaning of Rule 405 under the Securities Act (collectively, the “Pubco Indemnified Parties”), harmless against any and all Losses incurred by Pubco Indemnified Parties to the extent such Losses are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Registrable Securities (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Pubco by Investor expressly for use therein. Notwithstanding the forgoing, in no event shall the liability of the Investor be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Purchased Shares purchased pursuant to this Subscription Agreement giving rise to such indemnification obligation and the Investor’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Investor (which consent shall not be unreasonably withheld, delayed or conditioned).

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8.      Investor’s Covenant. The Investor agrees that, from the date of this Subscription Agreement, none of the Investor or any person acting on behalf of the Investor or pursuant to any understanding with the Investor will engage in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or similar instrument, including without limitation equity repurchase agreements and securities lending arrangements, however, described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale, loan, pledge or other disposition or transfer (whether by the Investor or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, physically or synthetically, of any Purchased Shares, any securities of the Purchaser Parties or any instrument exchangeable for or convertible into any securities of the Purchaser Parties prior to the Closing, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of securities of the Purchaser Parties, in cash or otherwise, or to publicly disclose the intention to undertake any of the foregoing; provided further that the provisions of this Section 8 shall not apply to long sales (including sales of securities held by the Investor prior to the date of this Subscription Agreement and securities purchased by the Investor in the open market after the date of this Subscription Agreement) other than those effectuated through derivatives transactions and similar instruments. Notwithstanding the foregoing, nothing in this Section 8 shall prohibit any entities under common management with the Investor that have no knowledge (constructive or otherwise) of this Subscription Agreement or of Investor’s participation in the transactions contemplated hereby from entering into any such transactions; and in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, this Section 8 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Purchased Shares hereunder.

9.             Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, or (c) written notice by either party to the other party to terminate this Subscription Agreement if the transactions contemplated by this Subscription Agreement are not consummated on or prior to the Outside Date (as defined in the Transaction Agreement)(any of (a) through (c), collectively, “Termination Events”); provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. Pubco shall notify the Investor of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the occurrence of any Termination Event, this Subscription Agreement shall be void and of no further effect (except that the provisions of Sections 9 through 13 of this Subscription Agreement will survive any termination of this Subscription Agreement and continue indefinitely) and, promptly after any such Termination Event, Pubco shall instruct the Escrow Agent to promptly return any monies paid by the Investor to the Escrow Account in connection herewith to the Investor.

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10.             Trust Account Waiver. Reference is made to the final prospectus of the Purchaser, dated as of December 14, 2020 and filed with the SEC (File No. 333-250841) on December 16, 2020 (the “Prospectus”). Investor hereby represents and warrants that it has read the Prospectus and understands that the Purchaser has established a trust account (the “Trust Account”) containing the proceeds of the IPO and the overallotment securities acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Purchaser’s public shareholders (including overallotment shares acquired by the Purchaser’s underwriters, the “Public Shareholders”). For and in consideration of the Purchaser entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Investor hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither the Investor nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). The Investor on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that the Investor or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Subscription Agreement or any other agreement with the Purchaser or its affiliates). The Investor agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by the Purchaser and its affiliates to induce the Purchaser to enter into this Subscription Agreement, and the Investor further intends and understands such waiver to be valid, binding and enforceable against the Investor and each of its affiliates under applicable law. Notwithstanding the foregoing, this Section 10 shall not affect any rights of the Investor or its affiliates to receive distributions from the Trust Account in their capacities as Public Shareholders upon the redemption of their shares or the liquidation of the Purchaser if it does not consummate a Business Combination prior to its deadline to do so. Notwithstanding anything to the contrary contained in this Subscription Agreement, the provisions of this Section 10 shall survive the Closing or any termination of this Subscription Agreement and last indefinitely.

11.             Miscellaneous.

a.             Neither this Subscription Agreement nor any rights that may accrue to the parties hereunder (other than the Purchased Shares acquired hereunder, if any, subject to applicable securities laws) may be transferred or assigned without the prior written consent of each of the other parties hereto and any such and any purported transfer or assignment without such consent shall be null and void ab initio.

b.             The Purchaser Parties may request from the Investor such additional information as the Purchaser Parties may deem reasonably necessary to evaluate the eligibility of the Investor to acquire the Purchased Shares, and the Investor shall promptly provide such information as may reasonably be requested; provided that, the Purchaser Parties agree to keep any such information provided by Investor confidential except (i) as necessary to include in any registration statement any Purchaser Party is required to file hereunder, (ii) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities or (iii) to the extent such disclosure is required by Legal Requirement. The Investor acknowledges and agrees that if it does not provide the Purchaser Parties with such requested information, the Purchaser Parties may without any liability hereunder reject the Investor’s subscription prior to the Closing Date in the event the Investor fails to provide such additional information requested by the Purchaser Parties to evaluate the Investor’s eligibility or the Purchaser Parties determines that the Investor is not eligible.

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c.             The Investor acknowledges that the Purchaser Parties, the Target and others will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investor contained in this Subscription Agreement, including Exhibit A hereto, as if they were made directly to them. Prior to the Closing, the Investor agrees to promptly notify the Purchaser Parties if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 6 above are no longer accurate. The Investor acknowledges and agrees that each purchase by the Investor of Purchased Shares from Pubco will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such purchase. Except as expressly set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

d.             The Purchaser Parties and the Target are entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The Investor shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of the Purchaser Parties (such consent not to be unreasonably withheld or delayed).

e.             All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

f.             This Subscription Agreement may not be amended, modified, waived or terminated (other than pursuant to the terms of Section 9 above) except by an instrument in writing, signed by each party against whom enforcement of such amendment, modification, waiver or termination is sought. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.

g.             This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof (other than any confidentiality agreement entered into by the Purchaser Parties and the Investor in connection with the Offering). This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and assigns; provided, that, notwithstanding anything to the contrary contained herein, the Target is intended third party beneficiaries of the representations, warranties and agreements of the Investor contained in Section 6 hereof, with rights of enforcement only with respect to the waivers or obligations set forth therein that are specific to the Target.

h.             This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

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i.             If any provision of this Subscription Agreement is invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

j.             This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k.             The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

l.             If any change in the number, type or classes of authorized shares of Pubco (including the Purchased Shares), other than as contemplated by the Transaction Agreement or any agreement contemplated by the Transaction, shall occur between the date hereof and immediately prior to the Closing by reason of reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Purchased Shares issued to the Investor shall be appropriately adjusted to reflect such change.

m.             Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

n.             This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles relating to conflict of laws. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in New York County, New York (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Subscription Agreement, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other Proceeding relating to the transactions contemplated by this Subscription Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 11(o). Nothing in this Section 11(n) shall affect the right of any party to serve legal process in any other manner permitted by law. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, DISPUTE, CLAIM, LEGAL ACTION OR OTHER LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY OR ENFORCEMENT HEREOF.

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o.             Any notice or communication required or permitted hereunder to be given to the Investor shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, to such address(es) or email address(es) set forth on the signature page hereto, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the following address or to such other address or addresses as the Investor may hereafter designate by notice to the Purchaser Parties.

If to the Purchaser Parties, to: Americas Technology Acquisition Corp. 16400 Dallas Pkwy #305 Dallas, TX 75248 Attn: Jorge Marcos Email: jmarcos@atacspac.com	with copies (which shall not constitute notice) to: Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor New York, NY 10105 Attention: Matthew A. Gray Email: mgray@egsllp.com
Notice to the Investor shall be given to the address underneath the Investor’s name on the signature page hereto.

p.             The headings set forth in this Subscription Agreement are for convenience of reference only and shall not be used in interpreting this Subscription Agreement. In this Subscription Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Subscription Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Subscription Agreement shall be deemed in each case to refer to this Subscription Agreement as a whole and not to any particular portion of this Subscription Agreement.

12.          Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person other than the statements, representations and warranties of the Purchaser Parties contained in this Subscription Agreement in making its investment or decision to invest in Pubco. The Investor agrees that no other purchaser pursuant to other subscription agreements entered into in connection with the Offering (including the controlling persons, members, officers, directors, partners, agents, employees or other Representatives of any such other purchaser) shall be liable to the Investor pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Purchased Shares.

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Confidential

13.          Disclosure. Notwithstanding anything in this Subscription Agreement to the contrary, the Purchaser Parties shall not publicly disclose the name of the Investor or any of its affiliates or advisers, or include the name of the Investor or any of its affiliates or advisers in any press release or in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of the Investor, except (i) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities, (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which any Purchaser Parties’ securities are listed for trading or (iii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 13; provided, however, that the Investor hereby consents to the publication and disclosure in any press release issued by the Purchaser Parties or Form 8-K filed by the Purchaser Parties with the SEC in connection with the execution and delivery of the Transaction Agreement or this Subscription Agreement and the filing of any related documentation with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by the Purchaser Parties to any governmental authority or to security holders of the Purchaser Parties) of Investor’s identity and beneficial ownership of Purchased Shares and the nature of Investor’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed appropriate by the Purchaser Parties, a copy of this Subscription Agreement or the form hereof. Investor will promptly provide any information reasonably requested by the Purchaser Parties for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the SEC).

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Americas Technology Acquisition Corp.

By:	/s/ Jorge Marcos
Name:	Jorge Marcos
Title:	CEO

AMERICAS TECHNOLOGY ACQUISITION HOLDINGS INC.

By:	/s/ Jorge Marcos
Name:	Jorge Marcos
Title:	CEO

{INVESTOR SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT}

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name(s) of Investor:	ATAC Limited Partnership

Signature of Authorized Signatory of Investor:	/s/ Matthew R. Mathison

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice to Investor:

Attention:

Email:

Telephone No.:

Address for Delivery of Securities to Investor (if not same as address for notice):

Subscription Amount:	$1,000,000

Number of Common Shares:	100,000

Investor status (mark one): ☐ U.S. investor ☐ Non-U.S. investor

EIN Number: